Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 18 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

Stock Options

In 2011, 2010 and 2009, pre-tax expenses of $0.5 million, $0.4 million and $0.4 million, respectively, were recorded for stock option based compensation by the Predecessor. The stock option based compensation recorded was a non-cash charge.

The Black-Scholes option pricing model was used to estimate fair values of the options as of the date of grant. There were no options granted in 2011 or 2010. The fair value of options granted in 2009 was $29.98. Principal assumptions used in applying the Black-Scholes model were as follows:

Valuation assumptions	2009
Dividend yield	0.00%
Risk-free interest rate	2.92%
Volatility	41.76%
Expected option term in years	8
Weighted average exercise price per share	$58.80
Weighted average market value per share	$58.80

Because of its outstanding debt balances, UCI International did not anticipate paying cash dividends in the foreseeable future and, therefore, used an expected dividend yield of zero. The expected option term is based on the assumption that options will be outstanding throughout their 8-year vesting period. Volatility is based upon the volatility of comparable publicly traded companies. Because UCI International was not publicly traded, the market value of its stock was estimated based upon the valuation of comparable publicly traded companies, the value of reported acquisitions of comparable companies, and discounted cash flows. The exercise price and market value per share amounts presented above were as of the date the stock options were granted.

Immediately preceding the date of the UCI Acquisition, there were 126,815 stock options outstanding. On the acquisition date, 97,926 options were exercised, 28,889 options were forfeited and the plan was terminated. The intrinsic value of options exercised during 2011, 2010 and 2009 was $10.9 million, $0.1 million and $0.1 million, respectively. Proceeds from the exercise of options in 2011, 2010 and 2009 of $1.1 million, $2 thousand and $18 thousand, respectively, were received and retained by UCI International as the Predecessor.

Restricted Stock

The terms of the restricted stock agreement provided that the shares of restricted stock vest only upon a change of control, as defined, of UCI International. The UCI Acquisition resulted in a change of control. At January 25, 2011 there were 107,840 shares outstanding with a weighted average grant date fair value of $31.94 per share. All shares outstanding become vested on the UCI Acquisition date, accordingly, compensation expense of approximately $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred approximately $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period of January 1, 2011 through January 25, 2011.

During 2009, the Predecessor granted 59,500 shares of restricted stock with an aggregate fair value of $2.9 million.